UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2003
                                                          --------------------


                       GreenPoint Mortgage Securities Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                333-83605-01              13-6357101
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)


-------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GreenPoint Mortgage-Backed Pass-Through Certificates Series 2003-1 pursuant to the terms of the Pooling and Servicing Agreement, dated August 1, 2003 among GreenPoint Mortgage Securities Inc. as sponsor, GreenPoint Mortgage Funding, Inc., as seller and master servicer, and JPMorgan Chase Bank, as trustee.

     On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2003 is filed as
               Exhibit 99.1 hereto.

GreenPoint Mortgage Securities Inc.
GreenPoint Mortgage-Backed Pass-Through Certificates Series 2003-1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: November 26, 2003        By: /s  Mark Volosov
                                  --------------------------------------------
                                    Mark Volosov
                                   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2003


                                        Greenpoint Mortgage Securities, 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                   November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       203,191,000.00  201,159,038.41    604,179.79   749,001.78   1,353,181.57        0.00            0.00      200,554,858.62
M1         2,820,000.00    2,818,850.40        595.51    10,495.79      11,091.30        0.00            0.00        2,818,254.89
M2         1,044,000.00    1,043,574.40        220.47     3,885.68       4,106.15        0.00            0.00        1,043,353.93
M3           835,000.00      834,659.61        176.33     3,107.80       3,284.13        0.00            0.00          834,483.28
B1           313,000.00      312,872.41         66.10     1,164.96       1,231.06        0.00            0.00          312,806.31
B2           313,000.00      312,872.41         66.10     1,164.96       1,231.06        0.00            0.00          312,806.31
B3           421,221.00      421,049.28         88.95     1,567.75       1,656.70        0.00            0.00          420,960.33
R                  0.00            0.00          0.00         0.03           0.03        0.00            0.00                0.00
TOTALS   208,937,221.00  206,902,916.92    605,393.25   770,388.75   1,375,782.00        0.00            0.00      206,297,523.67
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       395387AA1      989.99974610      2.97345744  3.68619565     6.65965309    987.02628866        A1             4.468117 %
M1       395387AB9      999.59234043      0.21117376  3.72191135     3.93308511    999.38116667        M1             4.468117 %
M2       395387AC7      999.59233716      0.21117816  3.72191571     3.93309387    999.38115900        M2             4.468117 %
M3       395387AD5      999.59234731      0.21117365  3.72191617     3.93308982    999.38117365        M3             4.468117 %
B1       395387AE3      999.59236422      0.21118211  3.72191693     3.93309904    999.38118211        B1             4.468117 %
B2       395387AF0      999.59236422      0.21118211  3.72191693     3.93309904    999.38118211        B2             4.468117 %
B3       395387AG8      999.59232802      0.21117181  3.72191795     3.93308976    999.38115621        B3             4.468117 %
TOTALS                  990.26356304      2.89748876  3.68717812     6.58466688    987.36607428
-----------------------------------------------------------------------------------------------------  ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4507
                              Fax: (212) 623-5930
                         Email: scott.b.rubin@chase.com
                     ---------------------------------------

Available Funds                                                           1,375,781.99

Scheduled Principal Payments                                                 43,710.55
Principal Prepayments                                                       561,682.70
Repurchase Principal                                                              0.00
Substitution Amounts                                                              0.00
Net Liquidation Proceeds                                                          0.00
Insurance Proceeds                                                                0.00
Other Principal                                                                   0.00

Gross Interest                                                              815,390.12

Master Servicing Fees                                                        43,104.77
Trustee Fees                                                                  1,896.61

Current Monthly Advances                                                     45,001.38

Beginning Number of Loans Outstanding                                              493
Beginning Aggregate Loan Balance                                        206,902,917.74

Ending Number of Loans Outstanding                                                 492
Ending Aggregate Loan Balance                                           206,297,524.49

Delinquent Mortgage Loans
                         Group Totals
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                         0                    0.00                   0.00 %
                        2 Month                         0                    0.00                   0.00 %
                        3 Month                         0                    0.00                   0.00 %
                         Total                          0                    0.00                   0.00 %
* Delinquent Bankruptcies are included in the table above.

Bankruptcies
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                   0                    0.00       0.00%
* Only Current Bankruptcies are reflected in the table above.

Foreclosures
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                   0                    0.00       0.00%

REO Properties
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                   0                    0.00       0.00%

Book Value of REO Properties                                                                             0.00

Current Realized Losses                                                                                  0.00
Cumulative Realized Losses                                                                               0.00

Special Hazard Loss Coverage Amount                                                              3,762,807.14
Bankruptcy Coverage Amount                                                                         100,000.00
Fraud Loss Coverage Amount                                                                       2,008,937.00

Senior Percentage (for next Distribution Date)                                                    97.216319 %
Subordinate Percentage (for next Distribution Date)                                                2.783681 %

Senior Prepayment Percentage (for next Distribution Date)                                        100.000000 %
Subordinate Prepayment Percentage (for next Distribution Date)                                     0.000000 %




             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.